                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event          Commission File Number: 1-12358
reported): MARCH 25, 1998


                           COLONIAL PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)

            ALABAMA                                              59-7007599
  (State or other jurisdiction                                 (IRS Employer
      of incorporation)                                   Identification Number)


  2101 SIXTH AVENUE NORTH                                        35202
       SUITE 750                                              (Zip Code)
   BIRMINGHAM, ALABAMA
(Address of principal executive offices)


                                (205) 250-8700
             (Registrant's telephone number, including area code)

                                Not applicable
         (Former name or former address, if changed since last report)

                           COLONIAL PROPERTIES TRUST

ITEM 5. OTHER EVENTS. Attached as Exhibits to this form are the documents listed below:

Exhibit        Document

1.1 Underwriting Agreement dated as of March 25, 1998, by and among Colonial Properties Trust, Colonial Realty Limited Partnership and J.C. Bradford & Co., L.L.C.

1.2 Terms Agreement dated as of March 25, 1998, by and among Colonial Properties Trust and J.C. Bradford & Co.. L.L.C.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

5.2            Opinion of Sirote & Permutt, P.C., regarding Alabama law

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLONIAL PROPERTIES TRUST


Date:  March 25, 1998              By: /s/Douglas B. Nunnelley
                                       -----------------------------
                                       Douglas B. Nunnelley,
                                       Senior Vice President and
                                       Secretary

                                 EXHIBIT INDEX

Exhibit                         Description                                       Page
1.1       Underwriting Agreement dated as of March 25, 1998, by and among
          Colonial Properties Trust, Colonial Realty Limited Partnership and
          J.C. Bradford & Co., L.L.C.

1.2       Terms Agreement dated as of March 25, 1998, by and among Colonial
          Properties Trust and J.C. Bradford & Co., L.L.C.

5.1       Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

5.2       Opinion of Sirote & Permutt, P.C. as to Alabama law